EXHIBIT 10.7C

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into as of March 7, 2003 by and among JONES SODA CO., a Washington corporation, and JONES SODA CO. (USA) INC., a Washington corporation (collectively, “Borrower”), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (“Lender”).

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of March 22, 2000 (as previously amended, the May 31, 2001 (“Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement. The parties desire to amend certain of the provisions of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower and Lender hereby agree as follows:

1. Section 7.1. Section 7.1 of the Agreement is amended. in its entirety to read as follows:

7.1 MATURITY DATE. THE MATURITY DATE SHALL BE JUNE 30, 2003 (“MATURITY DATE”). THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND LENDER’S SECURITY INTERESTS IN AND LIENS UPON THE COLLATERAL, AND ALL REPRESENTATIONS AND WARRANTIES AND COVENANTS OF BORROWER CONTAINED HEREIN AND THEREIN, SHALL REMAIN IN FULL FORCE AND EFFECT AFTER THE MATURITY DATE UNTIL ALL OF THE MONETARY OBLIGATIONS ARE INDEFEASIBLY PAID IN FULL, IN CASH.

2. Effective Date. This Third Amendment shall be effective as of the date first written above upon the execution by the parties.

3. Ratification. Except as otherwise provided in this Third Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

4. One Agreement. The Agreement, as modified by the provisions of this Third Amendment, shall be construed as one agreement.

5. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6. Statutory Notice.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.

JONES SODA CO.		WELLS FARGO BUSINESS CREDIT, INC.

By:	/s/ Jennifer L. Cue	By:	/s/
Title:	CFO/COO	Title:	Assistant Vice President

JONES SODA CO. (USA) INC.

By:	/s/ Jennifer L. Cue
Title:	CFO/COO